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                                                                    Exhibit 10.1

                           AMERICA SERVICE GROUP INC.

                 1999 AMENDED AND RESTATED INCENTIVE STOCK PLAN

                             STOCK GRANT CERTIFICATE


This Stock Grant Certificate evidences a Stock Grant made pursuant to the America Service Group Inc. Amended and Restated 1999 Incentive Stock Plan of ______ shares of restricted Stock to _________________, who shall be referred to as "Director." This Stock Grant is granted effective as of __________, 20__, which shall be referred to as the "Grant Date."


                                    AMERICA SERVICE GROUP INC.


                                    By:
                                        -------------------------------------



                              TERMS AND CONDITIONS


     SS. 1. PLAN AND STOCK GRANT CERTIFICATE. This Stock Grant is subject to all of the terms and conditions set forth in this Stock Grant Certificate and in the Plan. If a determination is made that any term or condition set forth in this Stock Grant Certificate is inconsistent with the Plan, the Plan shall control. All of the capitalized terms not otherwise defined in this Stock Grant Certificate shall have the same meaning in this Stock Grant Certificate as in the Plan. A copy of the Plan will be made available to Director upon written request to the corporate Secretary of the Company.

     SS. 2. STOCKHOLDER STATUS. Director shall have the right under this Stock Grant to receive cash dividends on all of the shares of Stock subject to this Stock Grant and to vote such shares until Director's right to such shares is forfeited or becomes nonforfeitable. If Director forfeits any shares under
Section 3, Director shall at the same time forfeit Director's right to vote such shares and to receive cash dividends paid with respect to such shares. Any Stock dividends or other distributions of property made with respect to shares that remain subject to forfeiture under Section 3 shall be held by the Company, and Director's rights to receive such dividends or other property shall be forfeited or shall be nonforfeitable at same time the shares of Stock with respect to which the dividends or other property are attributable are forfeited or become nonforfeitable. Except for the rights to receive cash dividends and vote the shares of Stock subject to this Stock Grant which are described in this Section 2, Director shall have no rights as a Stockholder with respect to such shares of Stock until Director's interest in such shares has become nonforfeitable.


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     SS. 3. VESTING AND FORFEITURE.

          (a) Vesting. Subject to Section 3(b), Director's interest in the Stock subject to this Stock Grant shall become nonforfeitable as follows:

               (1) his interest in the first one-fourth of the shares of Stock subject to this Stock Grant (rounding down to the nearest whole number) shall become nonforfeitable only if he remains a member of the Board through the first anniversary of the Grant Date,

               (2) his interest in the second one-fourth of the shares of Stock subject to this Stock Grant (rounding down to the nearest whole number) shall become nonforfeitable only if he remains a member of the Board through the second anniversary of the Grant Date,

               (3) his interest in the third one-fourth of the shares of Stock subject to this Stock Grant (rounding down to the nearest whole number) shall become nonforfeitable only if he remains a member of the Board through the third anniversary of the Grant Date, and

               (4) his interest in the balance of the shares of Stock subject to this Stock Grant shall become nonforfeitable only if he remains a member of the Board through the fourth anniversary of the Grant Date.

          (b) Forfeiture. If Director's status as such terminates for any reason whatsoever before his or her interest in all of the shares of Stock subject to this Stock Grant have become nonforfeitable under Section 3(a), then he or she shall (except as provided in Section 14 of the Plan) forfeit all of the shares of Stock subject to this Stock Grant except those shares in which he or she has (pursuant to Section 3(a)) a nonforfeitable interest on the date his or her status as a Director so terminates.

     SS. 4. STOCK CERTIFICATES. Company shall issue a stock certificate for the shares of Stock subject to this Stock Grant in the name of Director upon Director's execution of the irrevocable stock power in favor of Company attached as Exhibit A. The Secretary of Company shall hold such stock certificate representing such shares and any distributions made with respect to such shares (other than cash dividends) until such time as his or her interest in such shares have become nonforfeitable or have been forfeited. As soon as practicable after each date as of which his or her interest in any shares becomes nonforfeitable under Section 3(a), Company shall issue to Director a stock certificate reflecting the shares in which his or her interest has become nonforfeitable on such date (together with any distributions made with respect to the shares that have been held by Company). If shares are forfeited, the shares (together with any distributions made with respect to the shares that have been held by Company) automatically shall revert back to Company.


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     SS. 5. NONTRANSFERABLE. No rights granted under this Stock Grant
Certificate shall be transferable by Director.

     SS. 6. OTHER LAWS. Company shall have the right to refuse to transfer shares of Stock subject to this Stock Grant to Director if Company acting in its absolute discretion determines that the transfer of such shares might violate any applicable law or regulation.

     SS. 7. NO RIGHT TO CONTINUE SERVICE. Neither the Plan, this Stock Grant Certificate, nor any related material shall give Director the right to be nominated or elected as a member of the Board.

     SS. 8. GOVERNING LAW. The Plan and this Stock Grant Certificate shall be governed by the laws of the State of Delaware.

     SS. 9. BINDING EFFECT. This Stock Grant Certificate shall be binding upon Company and Director and their respective heirs, executors, administrators and successors.

     SS. 10. HEADINGS AND SECTIONS. The headings contained in this Stock Grant Certificate are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stock Grant Certificate. All references to sections in this Stock Grant Certificate shall be to sections of this Stock Grant Certificate unless otherwise expressly stated as part of such reference.














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                                    EXHIBIT A



                             IRREVOCABLE STOCK POWER


         As a condition to the issuance to the undersigned of a stock certificate for the _______ shares of Stock which were granted to the undersigned as a Stock Grant under the America Service Group Inc. 1999 Amended and Restated Incentive Stock Plan in the Stock Grant Certificate dated __________, the undersigned hereby executes this Irrevocable Stock Power in order to sell, assign and transfer to America Service Group Inc. the shares of Stock subject to such Stock Grant for purposes of effecting any forfeiture called for under Section 3(b) of the Stock Grant Certificate and does hereby irrevocably give America Service Group Inc. the power (without any further action on the part of the undersigned) to transfer such shares of Stock on its books and records back to America Service Group Inc. to effect any such forfeiture. This Irrevocable Stock Power shall expire automatically with respect to the shares of Stock on the date such shares of Stock are no longer subject to forfeiture under Section 3(b) of such Stock Grant Certificate or, if earlier, immediately after such a forfeiture has been effected with respect to such shares of Stock.



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                                      Signature


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                                      [Print Name]


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                                      Date










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